As filed with the Securities and Exchange Commission on November 23, 2005

File No. 33-5852
File No. 811-4676

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 46	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 48	☒

HARBOR FUND
(Exact name of Registrant as Specified in Charter)

One SeaGate, Toledo, Ohio 43666
(Address of Principal Executive Offices)

(419) 249-2900
(Registrant’s Telephone Number, including Area Code)

DAVID G. VAN HOOSER Harbor Fund One SeaGate Toledo, Ohio 43666	CHRISTOPHER P. HARVEY, ESQ. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109
(Name and address of Agents for Service)

It is proposed that this filing will become effective on December 1, 2005 pursuant to paragraph (b) of Rule 485.

The Index to Exhibits is located at page C-6.

PROSPECTUS

DECEMBER 1, 2005

HARBOR REAL RETURN FUND

HARBOR FUND

The Securities and Exchange Commission has not approved any fund’s shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

You Should Know

No financial highlights exist for the Harbor Real Return Fund, which commenced operations on December 1, 2005. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Harbor Fund’s trustees may change the fund’s investment goal without shareholder approval. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a change in subadviser or a new or amended subadvisory agreement.

Risk/Return Summary — Fixed Income
HARBOR REAL RETURN FUND

INVESTMENT GOAL
Seeks maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities.

SUBADVISER

Pacific Investment
Management Company LLC
840 Newport Center Drive
P.O. Box 6430
Newport Beach, CA
92658-6430
John Brynjolfsson, CFA
Portfolio Manager

John Brynjolfsson has managed the fund since its inception in 2005.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income securities.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for U.S. Treasury inflation protected securities (“TIPS”). Inflation-indexed bonds issued by foreign governments are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers that a diversified fund.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may, without limitation, seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Credit Quality. The fund’s average weighted portfolio quality is expected to be BBB or better. The fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s Investor Service, Inc. or Standard & Poor’s Rating Group or, if unrated, determined by the subadviser to be of comparable quality.

Duration. The average portfolio duration of this fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of September 30, 2005 was 6.8 years.

FUND PERFORMANCE

Because the fund is newly organized and does not yet have a performance history, the bar chart and total return tables are not provided. See pages 6 and 7 for information relating to the subadviser.

2

Risk/Return Summary — Fixed Income
HARBOR REAL RETURN FUND

INSTITUTIONAL CLASS
Fund#: 025
Cusip: 411511520
Ticker: Not Available
Inception Date: 12-01-2005

RETIREMENT CLASS

Fund#: 225
Cusip: 411511512
Ticker: Not Available
Inception Date: 12-01-2005

PRINCIPAL RISKS

Fixed income securities do fluctuate in price in response to changes in interest rates and the value of your investment may go down. This means that you could lose money or the fund may not perform as well as other possible investments if any of the following occurs:

-	As nominal interest rates rise, the value of fixed income securities held by the fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. For example, if the fund has a duration of 10 years, a 1% increase in interest rates would result in a 10% decrease in the fund’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

-	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade bonds.
-	When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
-	When interest rates are rising, the average life of securities backed by callable debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
-	The subadviser’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.
-	The value of derivative instruments held by the fund does not change in the manner expected by the subadviser resulting in disproportionately large losses to the fund.
-	Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

Because the fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and in a relatively small number of issuers it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers may also present substantial credit or other risks.

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, including short-term gains, which would increase the shareholder’s tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement
	Class	Class

Shareholder fees	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	None	0.25%
Other expenses[1]	0.58%	0.58%

Total annual fund operating expenses[2]	1.08%	1.33%

[1]	Other expenses are based on estimated amounts for the current fiscal year.

[2]	The adviser has voluntarily agreed to limit the fund’s operating expenses for the current fiscal year ending October 31, 2006, and the fund’s actual expenses are expected to be:

	Institutional	Retirement
	Class	Class

Management fees	0.48%	0.48%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.09%	0.09%

Total annual fund operating expenses	0.57%	0.82%

This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$110	$343	$595	$1,317

Retirement Class	$135	$424	$729	$1,601

3

The Fund’s Investments
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENTS

Fixed Income Securities

Fixed income securities include bonds (including bond units), notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, loan participations, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.

Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features.

Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and other short-term debt securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund’s dollar roll obligations.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk. At times, the fund invests a large percentage of assets in mortgage-backed and asset-backed securities.

CREDIT QUALITY

Securities are considered investment grade if:

-	They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”).

-	They have received a comparable short-term or other rating.
-	They are unrated securities that the subadviser believes to be of comparable quality to rated investment-grade securities.

Securities are considered below investment grade (“junk bonds”) if they are rated below one of the top four long-term rating categories of a NRSRO or if unrated, are believed by the subadviser to be of comparable quality.

If a security receives different ratings, the fund will treat the security as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivative contracts.

4

The Fund’s Investments
INFORMATION ABOUT THE FUND’S OTHER INVESTMENTS

Derivative Instruments

The fund may, but is not required to, use derivatives for any of the following purposes:

-	To hedge against adverse changes in the market value of securities held by or to be bought for the fund. These changes may be caused by changing interest rates or currency exchange rates.
-	As a substitute for purchasing or selling securities or foreign currencies.
-	To manage the duration of a fund’s fixed income portfolio.
-	In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative instrument will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency.

Examples of derivatives are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Even a small investment in derivatives can have a big impact on the fund portfolio’s interest rate, and currency exposure. Therefore, using derivatives can disproportionately increase the fund’s portfolio losses and reduce opportunities for gains when interest rates, or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s portfolio holdings. If the fund uses derivatives, it manages its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund’s portfolio less liquid and harder to value, especially in declining markets.

Temporary Defensive Positions

In response to extraordinary market, economic or political conditions, the fund may depart from its principal investment strategies by taking large temporary investment positions in cash and investment grade short-term fixed income securities.

If the fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

Portfolio Turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, including short-term gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

5

The Adviser and Subadviser

The Adviser

Harbor Capital Advisors, Inc. is the investment adviser and provides management services to Harbor Fund.

Harbor Capital Advisors, Inc., located at One SeaGate, Toledo, Ohio, is an indirect wholly owned subsidiary of Robeco Groep N.V. Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations. As of September 30, 2005, Robeco Groep N.V., through its investment management subsidiaries, had approximately $158.3 billion in assets under management.

The combined assets of Harbor Fund and the pension plans managed by Harbor Capital Advisors were approximately $26.9 billion as of September 30, 2005.

Subject to the approval of the Harbor Fund board of trustees, Harbor Capital Advisors, as the investment adviser, establishes and modifies whenever necessary the investment strategies of the fund. Harbor Capital Advisors is also responsible for overseeing the subadviser and recommending the selection, termination and replacement of the subadviser. The adviser evaluates and allocates the fund’s assets.

The adviser also:

-	Seeks to ensure quality control in the subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
-	Closely monitors and measures risk and return results against appropriate benchmarks and recommends whether the subadviser should be retained or changed.
-	Focuses on strict cost control.

In order to more effectively manage the Harbor funds, including this fund, Harbor Fund and Harbor Capital Advisors have been granted an order from the SEC permitting the adviser, subject to the approval of the Harbor Fund board of trustees, to select subadvisers to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements without obtaining shareholder approval. To the extent the SEC adopts a rule which would supersede the order, Harbor Fund and Harbor Capital Advisors intend to rely on the rule to permit Harbor Capital Advisors to act in the same manner as it currently does pursuant to the order.

In addition to its investment management services to the fund, the adviser administers the fund’s business affairs. The adviser has agreed to voluntarily reduce the Harbor Real Return Fund’s expenses of the different share classes for the fiscal year ending October 31, 2006. This agreement is temporary and may be terminated or changed at any time. The adviser pays a subadvisory fee to the subadviser out of its own assets. The fund is not responsible for paying any portion of the subadvisory fee to the subadviser.

ANNUAL ADVISORY FEE RATES

(as a percentage of the fund’s average net assets)

	Actual	Contractual
	Advisory	Advisory
	Fee Paid	Fee

Harbor Real Return Fund	N/A	0.50%

A discussion regarding the basis for the board of trustees approving the investment advisory agreements of the fund is available in the fund’s statement of additional information dated December 1, 2005.

The subadviser also subadvises a portion of the pension plan assets managed by Harbor Capital Advisors and has adopted procedures to reasonably ensure fair asset allocation between the fund and the pension plan. The objectives and investment styles of the fund match a segment of the pension plan subadvised by the subadviser. This allows Harbor Fund to utilize research and other information on a cost effective basis. Portfolio managers are monitored on an on-going basis to collect and update data about their organizations and performance.

The Subadviser
and Fund Manager

The fund’s investments are selected by the subadviser. The following table describes the fund’s portfolio manager, the subadviser that employs the manager and the manager’s business experience. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

	PORTFOLIO MANAGER	MANAGER	BUSINESS EXPERIENCE
FUND	AND SUBADVISER	SINCE	(PAST FIVE YEARS)

Real Return	John Brynjolfsson, CFA Pacific Investment Management Co. 840 Newport Center Drive P.O. Box 6430 Newport Beach, CA 92658-6430	2005	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

6

The Adviser and Subadviser

Pimco Real Return
Composite
Performance
Information

The following table presents the past performance of a composite of certain accounts managed by Pacific Investment Management Company (“Pimco”), which serves as the subadviser to Harbor Real Return Fund. The Pimco Real Return Composite is comprised of all fee paying accounts under discretionary management by Pimco that have investment objectives, policies and strategies substantially similar to that of the Harbor Real Return Fund. Pimco has prepared and presented the historical performance (gross of investment advisory fees paid by the accounts within the composite) shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Pimco in managing portfolios with substantially similar investment strategies and techniques to those of the Harbor Real Return Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses estimated to be payable by the Institutional and Retirement class shares of Harbor Real Return Fund for the fiscal year ending October 31, 2006 were used.

The historical performance of the Pimco Real Return Composite is not that of any of the Harbor funds, including Harbor Real Return Fund, and is not necessarily indicative of any fund’s future results. The Harbor Real Return Fund commenced operations on December 1, 2005. Harbor Real Return Fund’s actual performance may vary significantly from the past performance of this composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the fund’s shares and the fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, not all of the accounts comprising the composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the composite, they may have had an adverse affect on the performance results of the composite.

PIMCO REAL RETURN COMPOSITE PERFORMANCE

	Average Annual Total Return For the Periods Ended:

	June 30, 2005				December 31, 2004

				Since				Since
Pimco Real Return Composite*	1 Year	3 Years	5 Years	Inception	1 Year	3 Years	5 Years	Inception

Composite net of all Institutional Class operating expenses	9.07%	9.14%	9.85%	8.41%	8.62%	10.87%	10.76%	8.65%
Composite net of all Retirement Class operating expenses	8.80	8.87	9.59	8.14	8.35	10.60	10.49	8.39
Composite gross of all operating expenses	10.12	10.19	10.91	9.45	9.67	11.93	11.82	9.70
Lehman Brothers U.S. TIPS Index	9.34	9.43	9.99	—**	8.46	11.08	10.85	—**

	Average Annual Total Return For the Periods Ended December 31:

	1998	1999	2000	2001	2002	2003	2004

Composite net of all Institutional Class operating expenses	4.71%	5.22%	12.96%	8.26%	16.25%	7.92%	8.62%
Composite net of all Retirement Class operating expenses	4.45	4.96	12.69	8.00	15.97	7.66	8.35
Composite gross of all operating expenses	5.73	6.24	14.04	9.31	17.35	8.96	9.67
Lehman Brothers U.S. TIPS Index	3.95	2.40	13.17	7.90	16.57	8.40	8.46

The adviser has voluntarily agreed to limit the fund’s institutional class shares total operating expenses for the current fiscal year to 0.57%, and the retirement class shares total operating expenses to 0.82%. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so. The performance of the composite net of advisory fees and expenses after giving effect to the expense limitation would have been:

	Average Annual Total Return For the Periods Ended:

	June 30, 2005				December 31, 2004

				Since				Since
	1 Year	3 Years	5 Years	Inception	1 Year	3 Years	5 Years	Inception

Composite net after Institutional Class expense limitation	9.51%	9.58%	10.30%	8.85%	9.06%	11.31%	11.20%	9.09%
Composite net after Retirement Class expense limitation	9.24	9.31	10.03	8.58	8.79	11.04	10.93	8.82

	Average Annual Total Return For the Periods Ended December 31:

	1998	1999	2000	2001	2002	2003	2004

Composite net after Institutional Class expense limitation	5.14%	5.65%	13.41%	8.70%	16.71%	8.35%	9.06%
Composite net after Retirement Class expense limitation	4.88	5.39	13.14	8.43	16.43	8.09	8.79

*	This is not the performance of the Harbor Real Return Fund. As of December 31, 2004, the Pimco Real Return Composite was composed of 18 accounts, totaling approximately $19.9 billion. As of June 30, 2005, the Pimco Real Return Composite was composed of 21 accounts, totaling approximately $23.0 billion. The inception date of the Composite was February 28, 1997.

**	The inception of the Pimco Real Return Composite pre-dates the inception of the index.

7

The Adviser and Subadviser

Your Harbor Fund Account

Choosing a Share Class

The Harbor Real Return Fund has multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the fund’s separate share classes have different expenses, and as a result, their investment performances will differ. Please note that the retirement class shares are limited to eligible retirement plans, which consist of qualified retirement plans and employer sponsored non-qualified deferred compensation plans only. The retirement class shares are not available through personal plans, such as individual retirement accounts (IRA), SEPs, Simple IRAs or individual 403(b) plans. When choosing a share class, you should consider the factors below:

Institutional Class	Retirement Class
- Available to individual and institutional investors	- Limited to eligible retirement plans only
- No 12b-1 fee	- 12b-1 fee of up to 0.25% of average daily net assets
- Transfer agent fee of 0.0525% of the average daily net assets	- Transfer agent fee of 0.0525% of the average daily net assets
- $1,000 minimum investment	- No minimum investment

DISTRIBUTION AND SERVICE (12b-1) FEES

Harbor Fund has adopted a distribution plan for the fund’s retirement class of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to HCA Securities, Inc., (the “Distributor”), for the sale, distribution and servicing of its shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
TRANSFER AGENT FEES
The fund pays Harbor Transfer, Inc. transfer agent fees on a per class basis for its services as shareholder servicing agent for the fund. Harbor Transfer may use a portion of these fees to pay unaffiliated financial intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through financial intermediaries.
MINIMUM INVESTMENT EXCEPTIONS
Harbor Fund may, in its discretion, waive or lower the investment minimum for the Institutional Class of shares.

8

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9

Your Harbor Fund Account

How to Purchase Shares
Harbor Fund will not accept cash, money orders, “starter checks”, third-party checks, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S.

Harbor Fund does not issue share certificates.

Harbor Fund reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take up to 10 business days.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to purchase shares received in good order by Harbor Fund or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Fund.

You may make up to three round trips in the fund in a 12-month period. Round trips must be at least 30-days apart. However, Harbor Fund at all times reserves the right to reject any purchase for any reason without prior notice if Harbor Fund determines that a shareholder or client of an intermediary has engaged in short-term or excessive trading that Harbor Fund believes may be harmful to the fund. Harbor Fund monitors trading activity in all accounts. If Harbor Fund discovers what it believes is excessive trading or market timing activity in any Harbor fund, it may bar future purchases. A “round trip” is a redemption out of the fund (by any means) followed by a purchase back into the fund (by any means). Different restrictions may apply if you invest through an intermediary. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”

BY MAIL	Open a new account	Add to an existing account

First class mail to: Harbor Transfer, Inc. P.O. Box 10048 Toledo, OH 43699-0048	Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.	Complete the investment slip included with your most recent confirmation or statement.
Express or registered mail to: Harbor Transfer, Inc. One SeaGate 14th Floor Toledo, OH 43666
Make your check payable to: “Harbor Fund”

If your check does not clear for any reason, the shareholder servicing agent will cancel your purchase and deduct $25 from your account. You may also be prohibited from future purchases.

Neither Harbor Fund nor the shareholder servicing agent is responsible for any misdirected or lost mail.

BY TELEPHONE	Add to an existing account
Call Harbor Transfer at: 1-800-422-1050	You may purchase shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

Telephone purchases are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.

Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future telephone purchases.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our web site.

You must have banking instructions already established on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site at www.harborfund.com.

10

Your Harbor Fund Account

How to Purchase Shares	BY WIRE	Open a new account	Add to an existing account
	Wire to: State Street Bank and Trust Company Boston, MA ABA#: 0110 0002 8 Acct: DDA #3018-065-7 Supply fund name, share class, account registration and account number	Send the completed account application to Harbor Transfer at the address listed under “By Mail.” Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.
Call the shareholder servicing agent at 1-800-422-1050 if you are sending a wire of $100,000 or more.

	BY INTERNET Visit our web site at: www.harborfund.com	Add to an existing account If your account has internet purchase privileges, you may purchase shares via our web site 24 hours a day.
Internet purchases are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.

Payment for purchase of shares through the Internet may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future Internet purchases.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the purchase request by mail.

You must have banking instructions already established on your account to purchase shares through the Internet. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site.

	THROUGH A FINANCIAL	You may purchase fund shares through an intermediary, such as a broker-
	INTERMEDIARY	dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the fund. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Fund directly.

HCA Securities, the distributor of Harbor Fund, has contracted with certain intermediaries to accept and forward purchase orders to the fund on your behalf. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

HCA Securities, Harbor Transfer or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.
Harbor Fund is not responsible for the failure of any intermediary to carry out its obligations to its customers.

11

Your Harbor Fund Account

How to Exchange Shares
An exchange is a redemption of shares from one Harbor fund and a purchase of shares in another Harbor fund.

Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to exchange shares received in good order by Harbor Fund or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Fund.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to three round trips in the fund in a 12-month period. Round trips must be at least 30-days apart. However, Harbor Fund at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Fund determines that a shareholder or client of an intermediary has engaged in short-term or excessive trading that Harbor Fund believes may be harmful to the fund. Harbor Fund monitors trading activity in all accounts. If Harbor Fund discovers what it believes is excessive trading or market timing activity in any Harbor fund, it may bar future purchases or terminate the exchange privilege after even one round trip. A “round trip” is a redemption out of the fund (by any means) followed by a purchase back into the fund (by any means). Different restrictions may apply if you invest through an intermediary. For more information about the fund’s policy on excessive trading, see “Excessive Trading.”

Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each Harbor fund. You should consider the differences in investment objectives and expenses of a fund before making an exchange.

Harbor Fund may change or terminate its exchange policy on 60 days prior notice.

INSTITUTIONAL CLASS SHAREHOLDERS

This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.

If you are an original shareholder (a shareholder of any Harbor fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor fund.

If you are not an original shareholder, you must meet the minimum initial investment requirements for each fund.

RETIREMENT CLASS SHAREHOLDERS

You may exchange your shares of the Retirement Class for Retirement Class shares or any other Harbor Fund available through your retirement plan. In addition, you may exchange your shares of the Retirement Class for shares of either the Institutional or Investor Class shares of another Harbor fund if such class of shares is available through your retirement plan.

INVESTOR CLASS SHAREHOLDERS

If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor Fund and for Institutional Class shares of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund. Your exchanges out of the Institutional Class shares of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund into another Harbor Fund would be subject to the minimum investment requirements for each fund and class.

BY MAIL First class mail to: Harbor Transfer, Inc. P.O. Box 10048 Toledo, OH 43699-0048 Express or registered mail to: Harbor Transfer, Inc. One SeaGate 14th Floor Toledo, OH 43666	You may mail an exchange request to the shareholder servicing agent. Indicate the name of the fund, the share class, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the name(s) appear on the account registration.

Neither Harbor Fund nor the shareholder servicing agent is responsible for any misdirected or lost mail.

12

Your Harbor Fund Account

How to Exchange Shares

BY TELEPHONE Call Harbor Transfer at: 1-800-422-1050	If your account has telephone exchange privileges, you may exchange shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our web site.

BY INTERNET Visit our web site at: www.harborfund.com	If your account has internet exchange privileges, you may exchange shares via our web site 24 hours a day.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the exchange request by mail.

THROUGH A FINANCIAL INTERMEDIARY	You may exchange fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the fund. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Fund directly.

HCA Securities, the distributor of Harbor Fund, has contracted with certain intermediaries to accept and forward exchange orders to the fund on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

HCA Securities, Harbor Transfer or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Fund is not responsible for the failure of any intermediary to carry out its obligations to its customers.

13

Your Harbor Fund Account

How to Sell Shares
Redemptions are taxable transactions and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Neither Harbor Fund nor the shareholder servicing agent is obligated, under any circumstances, to pay interest on redemption proceeds.

Redemption proceeds not cashed within 180 days may be reinvested to the account in which it was redeemed at the then current NAV.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to sell shares received in good order by Harbor Fund or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.

BY MAIL First class mail to: Harbor Transfer, Inc. P.O. Box 10048 Toledo, OH 43699-0048 Express or registered mail to: Harbor Transfer, Inc. One SeaGate 14th Floor Toledo, OH 43666	You may mail a written redemption request to the shareholder servicing agent. State the name of the fund, the class of shares and number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.

IRA redemption requests must be made in writing, including tax withholding information. If withholding information is not specified, Harbor Fund will withhold 10%. Call the shareholder servicing agent or visit our web site at www.harborfund.com for an IRA Request for Distribution form.

A signature guarantee may be required. See “Shareholder and Account Policies” for more information.

Neither Harbor Fund nor the shareholder servicing agent is responsible for any misdirected or lost mail.

BY TELEPHONE Call Harbor Transfer at: 1-800-422-1050	If your account has telephone redemption privileges, you may redeem shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our web site.

IRA redemption requests must be made in writing. Call the shareholder servicing agent or visit our web site at www.harborfund.com for an IRA Request for Distribution form.

BY INTERNET Visit our web site at: www.harborfund.com	If your account has Internet redemption privileges, you may redeem shares via our web site 24 hours a day.

Redemptions through the Internet will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the redemption request by mail.

IRA redemption requests must be made in writing. Call the shareholder servicing agent or visit our web site at www.harborfund.com to request an IRA Request for Distribution form.

14

Your Harbor Fund Account

How to Sell Shares	THROUGH A FINANCIAL INTERMEDIARY	You may redeem fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Fund directly.

HCA Securities, the distributor of Harbor Fund, has contracted with certain intermediaries to accept and forward redemption requests to the fund on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

HCA Securities, Harbor Transfer or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Fund is not responsible for the failure of any intermediary to carry out its obligations to its customers.

15

Shareholder and Account Policies

Transaction and Account Policies

RIGHTS RESERVED BY HARBOR FUND
Harbor Fund reserves the following rights: (1) to accept initial purchases by telephone or mail; (2) to refuse any purchase or exchange order; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering fund shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if the fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account which indicates that the identity of the shareholder can no longer be verified.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

EXCESSIVE TRADING/MARKET-TIMING
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor funds are intended for long-term investment purposes only. Harbor Fund has taken reasonable steps to seek to prevent excessive short-term trading.

Excessive short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs.

The Board of Trustees has adopted policies and procedures and authorized Harbor Fund to take the following actions to discourage excessive short-term trading activity in the fund.

Harbor Fund will bar future purchases into the fund and any other Harbor Fund by any investor who makes more than three round trips (as defined under “How to Purchase Shares”) in a fund in a 12-month period or who makes round trips that are less than 30 days apart and will terminate the exchange privilege of that investor. Harbor Fund monitors trading activity in all accounts. If Harbor Fund discovers what it believes is excessive trading or market timing activity in any fund, it may bar future purchases or terminate the exchange privilege after even one round trip. Harbor Fund may also ban a shareholder from opening new accounts or adding to existing accounts in any Harbor fund. As described under “Pricing of Fund Shares”, Harbor Fund has also implemented fair value pricing procedures which may have the effect of reducing market timing activity in some funds. In addition, the funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a fund. For example, the fund may refuse a purchase order if the fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the fund’s investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the fund’s exchange limits or excessive trading policy are not deemed accepted by a fund.

This excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the funds; (iii) reinvested distributions (dividends and capital gains); (iv) transactions initiated through an Automatic Purchase, Exchange or Withdrawal Plan; (v) transactions pursuant to a systematic rebalancing or asset allocation program established with Harbor; (vi) transactions involving shares transferred from one account to another account in the same fund and shares converted from one class to another class in the same fund; (vii) transactions initiated by a plan sponsor; (viii) transactions below a dollar amount applicable to all accounts that Harbor has determined, in its sole discretion, are not likely to adversely effect the management of the fund; and (ix) omnibus accounts maintained by financial intermediaries.

While Harbor Fund seeks to apply its excessive trading policy to all accounts, Harbor Fund may not be able to apply it to accounts which are maintained by financial intermediaries because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent Harbor Fund is able to identify excessive short-term trading in accounts maintained by intermediaries, Harbor Fund will seek the cooperation of the intermediary to enforce Harbor Fund’s excessive

16

Shareholder and Account Policies

trading policy. There can be no assurance that the intermediary will cooperate in all instances.

In addition, some financial intermediaries may impose their own restrictions on short-term trading which may differ from Harbor Fund’s. Harbor Fund may choose to rely on the intermediary’s restrictions on short-term trading in place of its own only if Harbor Fund determines, in its discretion, that the intermediary’s restrictions provide protection to the funds that is substantially equivalent to Harbor Fund’s policy.

The trading history of accounts under common ownership or control within any of the Harbor funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the fund.

Purchase orders (including the purchase portion of an exchange) received by a financial intermediary in violation of the fund’s excessive trading policy are not deemed accepted by the fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
The fund’s full portfolio holdings, as well as industry, security, and regional breakdowns, are published quarterly, with a 15-day lag, on www.harborfund.com. In addition, the fund’s top ten portfolio holdings in order of position size will be published quarterly, with a 10-day lag, on www.harborfund.com. This information is available on Harbor Fund’s web site for the entire quarter.

The fund also provides the percentage of its total portfolio that is represented by its top ten holdings.

Additional information about Harbor Fund’s portfolio holdings disclosure policy is available in the Statement of Additional Information.

PRICING OF FUND SHARES
The fund’s share price, called its net asset value, or NAV, per share, is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., eastern time. NAV per share for each class of shares outstanding is computed by dividing the net assets of the fund attributable to that class by the number of fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is not calculated, and the fund does not transact purchase or redemption requests. However, on those days the value of the fund’s assets may be affected to the extent that the fund holds foreign securities that trade on foreign markets that are open.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services.

When reliable market quotations are not readily available or when market quotations are considered unreliable, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees, which may include utilizing an independent pricing service. The fund may use fair-value pricing if the value of some or all of the fund’s securities have been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by the fund to calculate its NAV may differ from market quotations or official closing prices for the same securities. This means the fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Share prices are normally available after 7:00 p.m. Eastern time by calling 1-800-422-1050 or visiting www.harborfund.com.

PAYING FOR SHARES BY CHECK
If you purchase fund shares by check:

-	No third-party checks, starter checks, money orders, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S. are accepted.
-	You may sell the shares, but the proceeds may not be available for up to 10 business days to make sure that the check has cleared.
-	The shareholder servicing agent will cancel your purchase and deduct $25 from your account if the check does not clear for any reason. You may also be prohibited from future purchases.

You can avoid the 10 business day holding period by purchasing shares by wire. Use of ACH will reduce the holding period to up to 3 business days.

REDEMPTIONS IN-KIND
The fund may make payment for shares wholly or in part by distributing portfolio securities (instead of cash) to the shareholder. The redeeming shareholder must pay transaction costs to sell these securities.

STATEMENTS AND REPORTS
You will receive a confirmation statement after each transaction affecting your account, however, shareholders participating in an automatic plan will receive only quarterly confirmations of all

17

Shareholder and Account Policies

transactions. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact the shareholder servicing agent regarding any errors or discrepancies.

The fund produces financial reports, which include a list of the fund’s portfolio holdings, semi-annually and updates its prospectus annually.

Unless you instruct Harbor otherwise by contacting a shareholder servicing agent, the fund will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Fund account. This process is known as “householding.” Please call a shareholder servicing agent if you would like to receive additional copies of these documents. Individual copies will be sent within thirty (30) days after Harbor receives your instructions. Your consent to householding is considered valid until revoked.

SIGNATURE GUARANTEES
A signature guarantee is required if any of the following is applicable:

-	You request a redemption above $100,000.
-	You would like a check made payable to anyone other than the shareholder(s) of record.
-	You would like a check mailed to an address which has been changed within 10 business days of the redemption request.
-	You would like a check mailed to an address other than the address of record.
-	You would like your redemption proceeds wired to a bank account other than a bank account of record.

Harbor Fund reserves the right to waive or require a signature guarantee under certain circumstances.

A signature guarantee may be refused if any of the following is applicable:

-	It does not appear valid or in good form.
-	The transaction amount exceeds the surety bond limit of the signature guarantee.
-	The guarantee stamp has been reported as stolen, missing or counterfeit.

How to Obtain a Signature Guarantee

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

If you are a Harbor Fund shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature.

18

Shareholder and Account Policies

The Fund Distributes Substantially all of its Income and Gains

You may receive dividend and capital gain distributions in cash or reinvest them. Dividend and capital gain distributions will be reinvested in additional shares of the fund unless you elect otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The fund will distribute all or substantially all of its net investment income and realized capital gains, if any, each year. The fund declares any dividends from net investment income daily and pays the dividends quarterly. The fund distributes any capital gains annually in December. The fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund’s gross income. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

For U.S. federal income tax purposes, distributions of net long-term capital gain are taxable as long-term capital gains, which may be taxable at different rates, depending on their source and other factors. Distributions of net short-term capital gain and dividends from net investment income are taxable as ordinary income. Since the fund’s income is derived from sources that do not pay qualified dividend income, dividends from the net investment income of the fund will not qualify for the maximum 15% U.S. federal income tax rate that is applicable to qualified dividend income. Dividends and distributions are taxable, whether you receive them in cash or reinvest them in additional fund shares.

BUYING DIVIDENDS

Generally, you should avoid investing in a fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Otherwise, dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the fund, whether or not you reinvested the dividends. This is referred to as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the funds pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares.

Every January the fund will send you information about the fund’s dividends and distributions during the previous calendar year.

If you do not provide Harbor Fund with your correct social security number or other taxpayer identification number along with certifications required by the Internal Revenue Service, you may be subject to a backup withholding tax of 28% on your dividends and capital gain distributions, redemptions, exchanges and any other payments to you.

The fund will send dividends and capital gain distributions elected to be received as cash to the address of record. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:

-	Postal or other delivery service is unable to deliver checks to the address of record; or
-	Dividends and capital gain distributions are not cashed within sixty (60) days.

Neither Harbor Fund nor the shareholder servicing agent has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions sent to a shareholder.

You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you.

19

Investor Services

Harbor Fund Provides a Variety of Services to Manage your Account

If you already have a Harbor Fund account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these features or you may download the form from our web site at www.harborfund.com.

WWW.HARBORFUND.COM
Our web site provides to you, 24 hours a day, access to your account information, the ability to conduct transactions, the option to request forms and applications, and offers additional information on each of the Harbor funds.

In order to engage in transactions via the Internet, you must authorize us to transmit account information online and accept online instructions (go to www.harborfund.com and follow the procedures accordingly).

When you establish an account, you will automatically be granted Internet transaction privileges, unless you decline them on the application.

Transactions through the Internet are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated via the Internet are genuine, including requiring certain identifying information prior to acting upon instructions and sending written confirmation of Internet transactions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions received through the Internet are genuine, neither Harbor Fund, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

TRANSFER ON DEATH REGISTRATION
You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, or institutional accounts. TOD registration requires the name(s) of the beneficiary(ies) to be listed on the account registration followed by “TOD, Subject to STA TOD Rules”. Harbor Fund reserves the right to use the term “beneficiaries” in an account registration rather than list each named beneficiary. However, the shareholder must provide the name, address, social security number, and birth date of each beneficiary. Per stirpes designation will not be accepted.

To add TOD registration to an existing account, call the shareholder servicing agent at 1-800-422-1050 to request the Transfer on Death Registration form and instructions or you may download the form from our web site at www.harborfund.com.

TELEPHONE SERVICES
1-800-422-1050
Our automated telephone service is available 24 hours a day. It provides you the ability to conduct transactions, access your account information, request forms and applications, and obtain information on each of the Harbor funds.

When you establish an account, you will be granted telephone transaction privileges unless you decline them on the application.

Telephone transactions are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, neither Harbor Fund, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

RETIREMENT ACCOUNTS
For information on establishing retirement accounts, please call 1-800-422-1050.

-	Traditional IRA – an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.
-	Roth IRA – an individual retirement account. Your contributions are non-deductible. Assets grow tax-free and qualified distributions are also tax-free.
-	SEP IRA – an individual retirement account funded by employer contributions. Assets grow tax-free and distributions are taxable as income.
-	Other Retirement Plans – A Harbor Fund may be used as an investment in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.

20

Investor Services

Harbor Fund may amend or terminate the automatic plans without notice to participating shareholders.

AUTOMATIC INVESTMENT PLAN
You may select this feature when completing the account application.

You may sell the shares, but the proceeds may not be available for up to 3 business days after the initial purchase to make sure that the funds from your account have cleared.

If your automatic clearing house (ACH) transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future automatic investment plan purchases.

By using the automatic investment or exchange plans, you are purchasing shares of the fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

If you already have a Harbor Fund account, call the shareholder servicing agent at 1-800-422-1050 to request an Automatic Options form to add this feature or you may download the form from our web site at www.harborfund.com.

AUTOMATIC EXCHANGE PLAN
You may automatically exchange between Harbor funds either monthly or quarterly. The minimum exchange amount is $100. The fund being exchanged out of and exchanged into must meet the minimum requirements for the respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.

AUTOMATIC WITHDRAWAL PLAN
You may direct Harbor Fund to withdraw a specific dollar amount (minimum of $100) on a monthly or quarterly schedule. If you have multiple plans, the dollar amount in each plan must be the same.

If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore are taxable transactions for you. You should consult your tax adviser.

DIVIDEND EXCHANGE PLAN
You may invest dividends and capital gain distributions from one fund in shares of another fund provided you have opened an account in the other fund and have satisfied the applicable minimum investment requirements. Shares are purchased on the dividend payment date at the dividend payment price which is the same as the ex-dividend date. Purchases are credited to your account on this date.

21

Harbor Fund Details

Harbor Fund

Ticker Symbols
and CUSIP Numbers
Share prices are available on our web site at www.harborfund.com or by calling 1-800-422-1050 after 7:00 p.m. eastern time.

	FUND
FUND	NUMBER	TICKER SYMBOL	CUSIP NUMBER

DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	012	HACAX	411511504
Retirement Class	212	HRCAX	411511827
Investor Class	412	HCAIX	411511819
Harbor Mid Cap Growth Fund
Institutional Class	019	HAMGX	411511876
Retirement Class	219	HRMGX	411511793
Investor Class	419	HIMGX	411511785
Harbor Small Cap Growth Fund
Institutional Class	010	HASGX	411511868
Retirement Class	210	HRSGX	411511769
Investor Class	410	HISGX	411511777
Harbor Large Cap Value Fund
Institutional Class	013	HAVLX	411511603
Retirement Class	213	HRLVX	411511751
Investor Class	413	HILVX	411511744
Harbor Mid Cap Value Fund
Institutional Class	023	HAMVX	411511835
Retirement Class	223	HRMVX	411511728
Investor Class	423	HIMVX	411511736
Harbor Small Cap Value Fund
Institutional Class	022	HASCX	411511843
Retirement Class	222	HSVRX	411511710
Investor Class	422	HISVX	411511694
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	011	HAINX	411511306
Retirement Class	211	HRINX	411511652
Investor Class	411	HIINX	411511645
Harbor International Growth Fund
Institutional Class	017	HAIGX	411511801
Retirement Class	217	HRIGX	411511637
Investor Class	417	HIIGX	411511629
FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	024	HYFAX	411511553
Retirement Class	224	HYFRX	411511546
Investor Class	424	HYFIX	411511538
Harbor Bond Fund
Institutional Class	014	HABDX	411511108
Retirement Class	214	HRBDX	411511686
Harbor Real Return Fund
Institutional Class	025	Not Available	411511520
Retirement Class	225	Not Available	411511512
Harbor Short Duration Fund
Institutional Class	016	HASDX	411511702
Retirement Class	216	HRSDX	411511678
Harbor Money Market Fund
Institutional Class	015	HARXX	411511405
Retirement Class	215	HRMXX	411511660

Updates Available

For updates on the Harbor funds following the end of each calendar quarter, please visit our web site at www.harborfund.com.

22

Harbor’s Privacy Statement

We recommend that you read and retain this notice for your personal files

The following privacy statement is issued by Harbor Fund and each series of Harbor Fund and its affiliates, Harbor Capital Advisors. Inc., Harbor Transfer, Inc. and HCA Securities, Inc.

These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our web site (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/ fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our web site, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our web site. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our web site at www.harborfund.com.

(not part of the prospectus)

23

Notes

For More Information About Harbor Fund

For More Information About The Fund, These Documents Are Available

ANNUAL/ SEMI-ANNUAL REPORTS

Additional information about the fund’s investments is available in the Harbor Fund annual and semi-annual reports to shareholders.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.

Free copies of the SAI and other information and answers to questions about the fund are available for download at www.harborfund.com, by sending an e-mail request to literature@harborfund.com or by contacting the shareholder servicing agent at:

Harbor Transfer, Inc.

P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

Investors can review the SAI at the Public Reference Room of the Securities and Exchange Commission. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Investors may get text-only copies:

-	For a fee, by writing to the Public Reference Room of the Commission Washington, D.C. 20549-0102

-	For a fee, by sending an e-mail or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov.

-	Free from the Commission’s web site at http://www.sec.gov.

This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the funds are registered for sale.

Investment Company Act File No. 811-4676

TRUSTEES AND OFFICERS

David G. Van Hooser	Chairman, President and Trustee
Howard P. Colhoun	Trustee
John P. Gould	Trustee
Rodger F. Smith	Trustee
Charles F. McCain	Chief Compliance Officer
Constance L. Souders	Vice President and Treasurer
Karen B. Wasil	Secretary

INVESTMENT ADVISER

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

HCA Securities, Inc.
One SeaGate
Toledo, OH 43666
419-249-2900

SHAREHOLDER SERVICING AGENT

Harbor Transfer, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109

One SeaGate

Toledo, Ohio 43666
1-800-422-1050
www.harborfund.com

11/2005/6,000

HARBOR REAL RETURN FUND	One SeaGate	Toledo, Ohio 43666	www.harborfund.com

STATEMENT OF ADDITIONAL INFORMATION—December 1, 2005

         Harbor Real Return Fund (the “Fund”) is a non-diversified open-end management investment company (or mutual fund). The Fund is managed by a subadviser (“Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Fund’s investment adviser (the “Adviser”).

       This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Harbor Real Return Fund dated December 1, 2005, as amended or supplemented from time to time. Additional information about the Fund’s investments is available at www.harborfund.com. Investors can get free copies of the Prospectus and the Statement of Additional Information, request other information and discuss their questions about the Fund by calling 1-800-422-1050, by writing to Harbor Fund at One SeaGate, Toledo, OH 43666 or by visiting our web site at www.harborfund.com.

ADDITIONAL INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

    General. The following discussion elaborates on the presentation of the Fund’s investment policies contained in the Prospectus.

   In response to extraordinary market, economic or political conditions, the Fund may depart from its principal investment strategies by taking large temporary positions in cash or investment-grade debt securities. If the Fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

   Additional Investment Information. If the Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds, the Fund need not sell non-qualifying securities that appreciate in value to get back to 80%. However, any future investments must be made in a manner to get back in compliance with the 80% requirement.

   The Fund may invest up to 10% of its assets in below investment grade securities, domestic and foreign, rated B or higher by Standard & Poor’s Rating Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings.

   The Fund may employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund’s portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include the use of derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and options on such swaps and interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the subadviser anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund’s portfolio.

   Duration. Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the tools used in security selection for the Fund.

   Except in unusual and temporary circumstances, the duration of the Fund’s portfolio will vary plus or minus 3 years relative to nominal duration of the Fund’s benchmark. The Fund may use various techniques to shorten or lengthen the duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, swaps combined with options, options on futures and mortgage and interest rate swaps and interest rate floors and caps.

   Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed-income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

   Generally speaking, if interest rates move up by 100 basis points, a fixed-income security with a five-year duration will decline by five points. If the fixed-income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent the Fund is invested in fixed-income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.

   Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

   Fixed-Income Securities. Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for the Fund.

   Lower-rated debt securities (High-yield bonds). Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s net asset value, to the extent it holds such bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

   Inflation-Indexed Bonds. The Fund invests primarily in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semi-annual coupon.

   Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

   If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

   The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

   While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

   The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

   Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

   Below Investment Grade Fixed Income Securities. The Fund may invest up to 10% of its assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as “high-yield” securities or “junk bonds”, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and less secondary market liquidity.

   The amount of high-yield, fixed income securities proliferated in the 1980s and 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

   The market values of high-yield, fixed-income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the funds’ fundamental analysis, may depress the prices for such securities.

   Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

   Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s net asset value.

   The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

   The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse affect on the fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less that the prices used in calculating a fund’s net asset value. A less liquid secondary market may also make it more difficult for a fund to obtain precise valuations of the high-yield securities in its portfolio.

   Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

   Below investment grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.

   Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the subadviser’s credit analysis than would be the case with investments in investment grade debt obligations. The Subadviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in each fund’s portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

   There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, the Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

   Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s declines. They generally pay less income than non- convertible bonds.

   Restricted and Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

   The Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the 1933 Act prior to distribution to the general public) including restricted securities eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. A restricted security may be liquid or illiquid depending on whether it satisfies relevant liquidity requirements.

   The Board of Trustees has delegated to the Adviser and Subadvisers the daily function of determining and monitoring liquidity of restricted securities in accordance with procedures adopted by the Board. The Board retains sufficient oversight of the process and remains ultimately responsible for the determinations.

   Derivative Instruments. In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

   Derivative securities include collateralized mortgage obligations, stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

   Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

   Credit risk: The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors, such as the Fund, are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

   Risks Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

   The risk of early prepayments is the primary risk associated with interest-only debt securities (“IOs”), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate (“superfloaters”), other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

   The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities (“inverse floaters”), principal-only debt securities (“POs”), certain residual or support trenches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

   Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support trenches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

   Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

   Loan Participations and Assignments. The Fund may invest in loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

   The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

   A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

   A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

   Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

   The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

   The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

   Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund rely on the Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

   Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

   U.S. Government Securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as treasury bills, notes and bonds and Government National Mortgage Association (“Ginnie Mae”) certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, since it is not obligated to do so by law, other than as set forth above. Specifically, securities issued by U.S. government sponsored entities such as Fannie Mae, Freddie Mac, FHLBs and SLMAs are neither issued nor guaranteed by the U.S. government. Securities issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities‘ (“CATS”). A Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. treasury at the request of depository financial institutions, which then trade the component parts independently.

   Cash Equivalents. The Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. The Fund may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F1 by Fitch or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody’s; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody’s and other debt instruments, including unrated instruments, deemed by the Subadviser to be of comparable high quality and liquidity.

   The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

   Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities (“SMBS”), and other types of “Mortgage-Backed Securities” that may be available in the future. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

   The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

   Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

   Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

   Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

   Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

   Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission (“SEC”) considers privately issued SMBS to be illiquid.

   Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

   Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

   Asset-Backed Securities. The Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

   Other types of mortgage-backed and asset-backed securities may be developed in the future, and the Fund may invest in them if the Subadviser determines they are consistent with the Fund’s investment objectives and policies.

   Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

   In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

   Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

   Mortgage Related and Asset-Backed Securities. The Fund may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations (currently Ginnie Mae, FHLMC, Fannie Mae and Resolution Trust Corp.) or (ii) rated in one of the top three categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Subadviser. The Subadviser will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers.

   Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

   For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

   The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

   Mortgage “Dollar Roll” Transactions. The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar

(same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

   Foreign Securities. The Fund is permitted to invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

   Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though they are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

   Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

   In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

   Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

   The Fund’s custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests to permit the Fund’s assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act which governs the establishment of foreign subcustodial arrangements for mutual funds. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability of the Fund to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Fund’s ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Fund’s assets; and (iv) difficulties in converting the Fund’s cash and cash equivalents to U.S. dollars. The Adviser and the Subadviser have evaluated the political risk associated with an investment in a particular country.

   Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

   Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries or in any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities which may currently exist. This is particularly true of emerging markets.

   Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

   Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments, or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

   Emerging Markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

   Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

   Brady Bonds. The Fund may invest in Brady Bonds which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

   Event-Linked Exposure. The Fund may obtain event-linked exposure by investing in “event-linked bonds”

or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

   Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

   Sovereign Debt Obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

   A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

   Borrowing. The Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. The Fund will set aside in it’s records or maintain a segregated account, which is marked-to-market daily, consisting of cash or liquid assets to cover its obligations under reverse repurchase agreements.

   While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund.

   Short Sales. The Fund may engage in short sales “against the box,” as well as short sales for hedging purposes. When the Fund engages in a short sale other than “against the box,” it will place cash or liquid securities in a segregated account with the custodian or set aside in the Fund’s records and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, the Fund is limited in the amount of the Fund’s net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than “against the box” may involve an unlimited exposure to loss.

   Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will set aside in its records, or maintain a segregated account, which is marked-to-market daily, consisting of cash or liquid assets in an amount sufficient to meet such commitments.

   The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

   Forward Commitments and When-Issued Securities. The Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

   When-issued purchases and forward commitment transactions enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

   The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account or the Fund will set aside the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

   Repurchase Agreements. The Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under “Cash Equivalents” or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. government securities. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be collateralized in a segregated account with the Fund’s Custodian or set aside in the Fund’s records for the duration of the agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

   Options and Futures Transactions. The Fund may buy and sell options contracts, financial futures contracts and options on futures contracts. The Fund may purchase and sell options and futures based on securities, indices, or currencies, including options and futures traded on foreign exchanges and options not traded on any exchange. The Fund may use options on currencies for cross-hedging purposes. Options and futures contracts are bought and sold to manage a Fund’s exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund’s investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

   Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund’s return. The Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

   The Fund will not engage in a transaction in futures or options on futures for nonhedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish nonhedging positions in futures contracts and options on futures would exceed 5% of the Fund’s net assets. The loss incurred by the Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Fund’s transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

   Options on Securities, Securities Indices and Currency. The aggregate value of premiums paid by the Fund for all options transactions may not exceed 20% of the Fund’s net assets. Otherwise, the Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

   Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

   All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund’s custodian or set aside in the Fund’s records with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account or by setting them aside in the Fund’s records. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

   The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

   Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

   The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

   The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

   The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

   Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

   The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

   Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

   The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

   Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

   Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

   Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

   The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

   If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

   When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

   On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

   Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

   The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

   The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

   Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

   To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company.

   Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to maintain with the custodian in a segregated account or to set aside in the Fund’s records cash or liquid securities in an amount equal to the underlying value of such contracts and options.

   While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

   Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. The only futures contracts available to hedge the Fund’s portfolios are various futures on U.S. government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

   Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

   Foreign Currency Transactions. The Fund may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

   The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

   The Fund may also enter forward foreign currency exchange contracts for non-hedging purposes.

   The Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   When the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

   The Fund may also engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadviser determines that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. The Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

   When the Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

   The Fund will only enter transactions in forward contracts when deemed appropriate by its Subadviser. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

   The Fund will place cash which is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract) in a separate account or will set aside that cash in the Fund’s records. The amounts in such separate account or set aside will equal the value of the Fund’s total assets which are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account or will set aside additional cash or securities on a daily basis so that the value of the account or amount set aside will equal the amount of the Fund’s commitments with respect to such contracts.

   Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

   While the Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain which might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

   An issuer of fixed-income securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”

   A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

   Investments in Other Investment Companies. The Fund is permitted to invest up to 10% of its assets in securities of other investment companies and up to 5% of its assets in any one other investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. iShares and Standard & Poor’s Depositary Receipts (“SPDRs”) are forms of ETFs.

   Currency Swaps, Mortgage Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Fund may enter into currency swaps for hedging purposes and may also enter into mortgage and interest rate swaps and interest rate caps and floors for hedging purposes or to seek to increase total return. For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

   The Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.

   Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of or are set aside in the Fund’s records in the form of cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restriction.

   The Fund will not enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody’s or, if unrated by such rating organizations, determined to be of comparable quality by the Subadviser.

   Credit Default Swaps. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

INVESTMENT RESTRICTIONS

    The following restrictions may not be changed with respect to the Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

   Harbor may not, on behalf of the Fund:

   (1) with respect to 50% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except, in each case, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, cash and cash equivalents and securities of other registered investment companies;

   (2) borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

   (3) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

   (4) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

   (5) issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes;

   (6) purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

   (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

   (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with the Fund’s investment objectives and policies may be deemed to be loans; and

   (9) notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

   In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, the Fund may not:

(a) purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(b) make short sales of securities, except as permitted under the Investment Company Act;

(c) purchase or sell any put or call options or any combination thereof, except that the Fund may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities, securities indices and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by the Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of the Fund’s net assets;

(d) acquire put and call options with a market value exceeding 5% of the value of the Fund’s total assets;

(e) invest more than 15% of the Fund’s net assets in illiquid investments;

(f) invest in other companies for the purpose of exercising control or management;

(g) for purposes of fundamental investment restriction no. 4, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

SHAREHOLDER AND ACCOUNT POLICIES

Redemptions in Kind

    Harbor Fund agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Fund reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either total or partial, by a redemption in kind of securities (instead of cash) from the Fund. The securities redeemed in kind would be valued for this purpose by the same method as is used to calculate the Fund’s net asset value per share. If you receive a redemption in kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TRUSTEES AND OFFICERS

   The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and officers of Harbor is set forth below.

			Number of
	Term of		Portfolios in
Name (Age)	Office and		Fund Complex	Other Directorships
Position(s) with Fund	Length of	Principal Occupation(s)	Overseen by	of Public Companies
Address	Time Served[1]	During Past Five Years[2]	Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Howard P. Colhoun (70) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds; T. Rowe Price Associates, Inc. (prior to 1982).	14	N/A
John P. Gould (66) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Director of Unext.com (Internet based education company) (1999-Present); President, Cardean University (1999-2001); Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004); and Trustee and Chairman, Pegasus Funds (1996-1999).	14	Trustee of Dimensional Fund Advisors, Inc., a mutual fund company (1986-Present).
Rodger F. Smith (64) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research-based consulting firm) (1976- Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	14	N/A

INTERESTED TRUSTEE

David G. Van Hooser (59)* Chairman and Trustee President One SeaGate Toledo, OH 43666	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), HCA Securities, Inc.; Director, Harbor Transfer, Inc. (2000-Present); and Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (glass and plastics manufacturing company) (1998-2001).	14	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Charles F. McCain (36) Chief Compliance Officer One SeaGate Toledo, OH 43666	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Chief Compliance Officer (2004- Present) Harbor Transfer Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).
Constance L. Souders (55) Vice President Treasurer One SeaGate Toledo, OH 43666	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director and Secretary (1988-Present), Senior Vice President (1991-2002), Treasurer (1988-2000), Harbor Capital Advisors, Inc.; President (2000-Present) and Director (1991-Present), Harbor Transfer, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), Chief Compliance Officer (2004-Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), HCA Securities, Inc.
Karen B. Wasil (53) Secretary One SeaGate Toledo, OH 43666	Since 1994	Assistant Secretary (1997-Present) and Regulatory and Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present), Harbor Transfer, Inc.; and Secretary (2004-Present), HCA Securities, Inc.

[1]	Each Trustee serves for an indefinite term. Each officer is elected annually.
[2]	On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named “Harbor Capital Advisors, Inc.” That wholly-owned subsidiary of Robeco Groep N.V. assumed the name “Harbor Capital Advisors, Inc.” as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name “Harbor Transfer, Inc.” On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name “HCA Securities, Inc.” Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Fund.

   Messrs. Colhoun, Gould and Smith serve on the audit committee and the nominating committee. The functions of the audit committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firms’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The nominating committee is responsible for the selection and nomination of candidates to serve as Disinterested Trustees. The nominating committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing within a reasonable time before any meeting. The valuation committee is comprised of David G. Van Hooser, Charles F. McCain, Constance L. Souders, Karen B. Wasil and Linda M. Molenda. The functions of the valuation committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary.

   During the most recently completed fiscal year for Harbor Fund, the Board of Trustees held six meetings, the valuation committee held 30 meetings, the audit committee held two meetings and the nominating committee did not hold a meeting. All of the current Trustees and committee members then serving attended 100% of the meetings of the Board of Trustees and applicable committees, if any, held during the Harbor Fund’s most recently completed fiscal year. The Board of Trustees does not have a compensation committee.

Trustee Compensation Table
As of October 31, 2005

		Pension or
	Estimated	Retirement	Total
	Aggregate	Benefits Accrued	Compensation
	Compensation	as Part of Fund	from Registrant
Name of Person, Position	From Fund*	Expenses	Paid to Trustees

David G. Van Hooser, Chairman, President and Trustee	-0-	-0-	-0-
Howard P. Colhoun, Trustee	$84	-0-	$80,000
John P. Gould, Trustee	$84	-0-	$80,000
Rodger F. Smith, Trustee	$84	-0-	$80,000

*	For the period December 1, 2005 thru October 31, 2006.

   The equity securities beneficially owned by the Trustees as of December 31, 2004 are as follows:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Equity	Investment Companies Overseen by
Name of Trustee	Securities in this Fund*	Trustee in Harbor Fund Family

Independent Trustees

Howard P. Colhoun	none	over $100,000

John P. Gould	none	over $100,000

Rodger F. Smith	none	over $100,000

Interested Trustee

David G. Van Hooser	none	over $100,000

*	The Fund commenced operations on December 1, 2005.

   Material Relationships of the Disinterested Trustees. For purposes of the discussion below, the italicized terms have the following meanings:

•	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.

•	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, the Robeco Groep, N.V. (“Robeco”) is an entity that is in a control relationship with Harbor Capital Advisors, Inc. (the “Adviser”).

•	a related fund is an registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which HCA Securities, Inc. (“HCA”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Fund include all of the Fund in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.

   As of December 31, 2004, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Adviser, Robeco or any other entity in a control relationship to the Adviser or HCA. During the calendar years 2003 and 2004, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Adviser, Robeco, or any other entity in a control relationship to the Adviser or HCA. During the calendar years 2003 and 2004, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a “fund related party”);

•	a Harbor Fund;

•	an officer of Harbor Fund;

•	a related fund;

•	an officer of any related fund;

•	the Adviser or PIMCO;

•	HCA;

•	an officer of the Adviser, PIMCO or HCA;

•	any affiliate of the Adviser, PIMCO or HCA; or

•	an officer of any such affiliate.

   During the calendar years 2003 and 2004, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment bonding services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting service, except for the following: Rodger F. Smith, a Disinterested Trustee, is a Managing Director of Greenwich Associates, a firm that provides research based consulting services to firms in the financial services industry. These research based consulting services consist of industry reports which are available by subscription or individual purchase. They may also include the interpretation of the industry data contained in the reports for particular firms. During the calendar years 2003 and 2004, Greenwich Associates provided research based consulting services for compensation to:

(a)	Robeco Asset Management, a European unit of Robeco, the parent company of the Adviser, for approximately $100,000 and $35,000, respectively; and

(b)	Pacific Investment Management Company LLC (“PIMCO”), subadviser to Harbor Real Return (Inflation Protected) Fund and another series of Harbor Fund, for approximately $150,000 and $90,000, respectively, and entities in a control relationship with PIMCO for approximately $50,000 and $60,000, respectively.

   The services identified above were not related to the Adviser or Harbor Fund. Mr. Smith was not personally involved in any of the services delivered to any of the above entities except PIMCO. The services provided by Greenwich Associates to PIMCO which Mr. Smith was involved with consisted principally of interpreting the data about PIMCO contained in the industry reports regarding market trends, the competitive landscape and perceptions of PIMCO in the market, and providing general recommendations for improving PIMCO’s business based upon that data. As a Managing Director of Greenwich Associates, however, Mr. Smith may be considered to benefit indirectly from these relationships of his firm through his interest in the profits of his firm.

   During the calendar years 2003 and 2004, none of the Disinterested Trustees, nor any member of their immediate family members, serve as a member of a board of directors on which an officer of any of the following entities also serves as a director:

•	the Adviser or PIMCO;

•	HCA;

•	Robeco; or

•	Any other entity in a control relationship with the Adviser, HCA or PIMCO;

   During the calendar years 2003 and 2004, no immediate family member of any of the Disinterested Trustees, had any position, including as an officer, employee or director, with any Harbor fund. During the calendar years 2003 and 2004, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:

•	any related fund;

•	the Adviser or PIMCO;

•	HCA;

•	any affiliated person of Harbor Fund;

•	Robeco; or

•	any other entity in a control relationship to Harbor or PIMCO.

THE ADVISER

    Harbor Capital Advisors, Inc. (the “Adviser”), a Delaware corporation, is the investment adviser for the Fund. The Adviser is responsible for managing the Fund’s assets or overseeing the management of the Fund by the Subadviser. Harbor Fund, on behalf of the Fund, has entered into an investment advisory agreement (the “Investment Advisory Agreement”) which provides that the Adviser shall provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all personnel of Harbor Fund except the fees and expenses of Trustees not affiliated with the Adviser or Subadviser, office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses. The Adviser is an indirect, wholly-owned subsidiary of Robeco. Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) owns 100% of the shares of Robeco. Robeco is headquartered in Rotterdam, The Netherlands.

   Robeco is active in various areas of investment management. It currently provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, most of which are listed on the major European stock exchanges. Robeco operates primarily outside of the United States, although it currently holds full ownership interests in three U.S. investment advisers and holds a controlling interest in another U.S. investment adviser. These U.S. investment advisers serve as investment advisers to several private investment funds, U.S. registered mutual funds and separate accounts.

THE SUBADVISER

    The Adviser has engaged the services of Pacific Investment Management Company LLC (the “Subadviser”) to assist with the portfolio management of the Fund. The Subadviser is indirectly controlled by Allianz AG.

   The Adviser pays the Subadviser out of its own resources; the Fund has no obligation to pay the Subadviser. The Subadviser has entered into a subadvisory agreement (“Subadvisory Agreement”) with the Adviser and Harbor Fund, on behalf of the Fund. The Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund’s assets are held uninvested. The Subadviser is responsible to bear its own costs of providing services to the Fund. The Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING

THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

    The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreements of the Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Fund’s Board of Trustees, including a majority of the Independent Trustees voting separately. At an in-person meeting held on August 21, 22 and 23, 2005, the Board of Trustees considered and approved for the first time the Investment Advisory Agreement and the Subadvisory Agreement.

   In evaluating the Investment Advisory and Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and relied upon their knowledge, resulting from their quarterly meetings, periodic telephonic meetings and other communications throughout the year, of the Adviser. At the August 21-23, 2005 meeting, which had been called for the purpose of considering approval of the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services proposed to be rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser at that meeting and at others during the course of the year Harbor Fund’s operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Fund, to (i) identify and recommend to the Trustees a subadviser for each Harbor fund, (ii) monitor and oversee the performance and investment capabilities of a subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

   At their August 21-23, 2005 meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the proposed Investment Advisory Agreement and Subadvisory Agreement were fair and reasonable and approved the agreements for an initial two-year period as being in the best interests of the Fund and its shareholders. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.

   In considering the approval of the Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

   Among the factors considered by the Trustees in approving the Advisory Agreement were the following:

•	the nature, extent, and quality of the services proposed to be provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who currently provide services to the other series of Harbor Fund and would provide similar services to the Fund.

•	the proposed Fund advisory fee of 0.50% to be charged by the Adviser for investment advisory services, including specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services it would provide;

•	information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) comparing the proposed advisory fees and total expense ratio of the Institutional Class of the Fund;

•	the proposed rate of compensation to be received by Harbor Transfer, Inc. (“Harbor Transfer”), the Fund’s transfer agent, and HCA Securities, Inc. (“HCA Securities”), the Fund’s principal underwriter, in consideration of the services each would provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	the profitability of the Adviser in operating existing series of Harbor Fund, including the likely effect of revenues of Harbor Transfer and HCA Securities on such profitability, and the expected profitability (or lack thereof) of the Adviser in operating the Fund; and

•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s 0.50% advisory fee reflects any such economies of scale for the benefit of Fund investors.

   Among the factors considered by the Trustees in approving the Subadvisory Agreement were the following:

•	the nature, extent, and quality of the services proposed to be provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser who would provide investment management services to the Fund;

•	the proposed fee to be charged by the Subadviser for subadvisory services, which fee will be paid by the Adviser, not by the Fund; and

•	information contained in materials provided by the Adviser and compiled by Lipper comparing certain pro forma investment performance returns of the Subadviser (computed by applying the Fund’s Institutional Class expense ratio to the historical gross returns of a Subadviser managed mutual fund employing a substantially identical investment strategy and managed by the same portfolio manager) with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

   Nature, Scope and Extent of Services. The Trustees separately considered the nature, scope and extent of the services proposed to be provided by the Adviser and the Subadviser. In their deliberations as to the initial approval of the Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders would be entrusting the Adviser with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s Subadviser, over-seeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and Subadviser, as well as the qualifications of their respective personnel.

   The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s 18 years of experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Fund, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Fund operations. The Trustees noted that the Adviser had a favorable record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Fund.

   The Trustees specifically considered the Adviser’s history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and the Adviser had determined that a change in subadvisers was in the best interests of the Fund and its shareholders. Specifically, the Trustees noted that between March 2004 and August 2005, the Adviser had recommended and the Trustees had approved a change in subadvisers for three different series of Harbor Fund. Each change involved an assessment by the Adviser that shareholders of a particular series of Harbor Fund would be better served by a different subadviser.

   The Subadviser’s Services. The Trustees’ consideration of the services proposed to be provided by the Subadviser included a review of the Subadviser’s investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations, the Trustees considered the history of Harbor Fund’s relationship with the Subadviser in connection with the Subadviser’s management of another series of Harbor Fund, Harbor Bond Fund, since 1987, and Harbor Fund’s positive experience with the Subadviser in this capacity. They considered the fact that the Subadviser is one of the world’s largest and best known managers of fixed income portfolios with over $493 billion in assets under management. They observed that the Subadviser has a strong global reputation in this area, as well as an extensive staff of investment professionals committed to its fixed income business, including portfolio managers, analysts, traders and legal and compliance personnel. As a result of the long standing relationship between Harbor Fund and the Subadviser with respect to another series of Harbor Fund, the Trustees were aware of various industry distinctions and awards received by the Subadviser as a manager of fixed income portfolios.

   The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing “real return” strategy accounts similar to the Fund. The Trustees received a presentation by investment professionals of the Subadviser who would be involved in the management of the Fund. They also reviewed information concerning the Subadviser’s historical investment results in managing accounts using similar strategy, including another mutual fund using a substantially identical strategy. They considered pro forma investment results calculated by applying the Fund’s proposed Institutional Class expense ratio to this other fund’s gross historical returns. The Trustees observed that these pro forma returns compared favorably to the average and median returns of funds using similar strategies managed by other firms as well as, over most periods, the return of the Lehman Brothers U.S. TIPs Index.

   Advisory Fees and Expense Ratios. In considering the Fund’s advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees had received at their last meeting a presentation by a representative of Lipper explaining how information was compiled by Lipper and what each comparison was intended to demonstrate.

   The Trustees considered that the contractual advisory fee and expense ratio comparison showed that the

Fund’s proposed contractual advisory fee (0.50%) was lower than the average (0.555%) of its expense peer group and equal to the median of its broader expense universe, and that its proposed Institutional Class actual total expense ratio (0.564%) (reflecting an expense limitation by the Adviser) was below both the peer group average (0.856%) and the broader expense universe median (0.756%). The Trustees did not separately review comparative expense ratio information for the Retirement Class but relied on the comparative information concerning the Fund’s Institutional class expense ratio and their familiarity with other comparative data provided to them in the past concerning the reasonableness of the incremental expenses to which Retirement Class shares of Harbor Fund are subject.

   The Trustees also considered the proposed allocation between the Adviser and the Subadviser of the 0.50% advisory fee to be paid by the Fund. They determined that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

   Profitability. The Trustees also considered the Adviser’s profitability in managing Harbor Fund generally as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability and the Adviser’s expected profitability in managing the Fund in its initial few years of operation. The Trustees acknowledged that the eventual realization of a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Fund’s operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Transfer and HCA Securities in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Fund, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Fund. The Trustees also noted that the Adviser operated certain other series of Harbor Fund at a loss (and, in several cases, reduced or waived completely its advisory fee, while paying the relevant Subadviser its fee, and/or paid or reimbursed fund expenses). The Trustees were advised by the Adviser that the Adviser would likewise reduce or waive its fee payable by the Fund, and would reimburse Fund expenses pursuant to a voluntary expense limitation agreement until at least October 31, 2006. The Adviser informed the Trustees that the Adviser, therefore, expected to incur losses in managing the Fund during its initial stage and that the Fund would not likely generate any profit at all for the Adviser until its assets had grown significantly.

   Economies of Scale. The Trustees also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by the Fund, which would otherwise be a flat rate of 0.50% at all asset levels. It was agreed that the issue of economies of scale was most significant in the case of a substantially larger fund, and that the Fund would be launched with minimal initial seed capital. The Trustees also noted that the Adviser’s profitability in operating the newly organized Fund was expected to be negative for some time. The Trustees also noted that the proposed flat fee would at the outset be equal to or lower than the averages and medians, respectively of its peer group and universe, both of which included funds significantly larger than the Fund was expected to be for some time. They concluded that the proposed fee structure reflected economies of scale and that breakpoints were not required at the present time. The Trustees intend to monitor the Fund’s asset growth in connection with future determinations as to advisory agreement approvals to determine whether breakpoints may be appropriate at that time.

THE PORTFOLIO MANAGER

Other Accounts Managed

    The portfolio manager who is primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, (“Portfolios”) as indicated below. The following table identifies, as of December 31, 2004: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

	# of	Total Assets	# of	Total Assets	# of	Total Assets
Brynjolfsson	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

All Accounts	15	$26,573	8	$1,516	33	$5,541
Accounts where advisory fee is based on account performance (subset of above)	-0-	-0-	-0-	-0-	7	$2,003

Conflicts of Interest

    From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

   Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of the portfolio manager’s position with the Fund, the portfolio manager knows the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manage and to the possible detriment of the Fund.

   Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has represented to the Adviser that PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

   Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

   Performance Fees and Portfolio Manager Compensation. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other performance fee accounts instead of allocating them to a Portfolio. Similarly, if a portfolio manager receives differing compensation tied to the performance of different accounts, the portfolio manager may have an incentive to favor higher compensation accounts in allocation opportunities. PIMCO has represented to the Adviser that PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

    PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, which is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

   Salary and Bonus. Base salaries are fixed and are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

   In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and
account-weighted investment performance, on a pre-tax basis, as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable peer groups. One of the benchmarks used to measure the portfolio manager’s relative performance is the Lehman US Tips Index, which is the Fund’s benchmark index and one of the industry peer groups used is the Lipper TIPs Average, which is expected to be the Fund’s peer group.

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

   A portfolio manager’s compensation is not based directly on the performance of the Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

   Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

   Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

   Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

   Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”).

   From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice
Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing

Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

   Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

    The table below shows the dollar range of shares of the Portfolios beneficially owned as of December 1, 2005, by each portfolio manager of the Portfolios.

Portfolio Manager	Fund(s) Managed by Portfolio Manager	Dollar Range of Shares Owned

Brynjolfsson	Harbor Real Return Fund*	None

*	Fund is newly organized and commenced investment operations on December 1, 2005.

THE DISTRIBUTOR

    HCA Securities, Inc. (the “Distributor”) acts as the principal underwriter and distributor of the Fund’s shares and continually offers shares of the Fund pursuant to a distribution agreement approved by the
Trustees. Its mailing address is HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666. David G. Van Hooser and Constance L. Souders are Directors of the Distributor. Mr. Van Hooser is President of the Distributor and Ms. Souders is Executive Vice President, Chief Compliance Officer and Treasurer of the Distributor. Karen B. Wasil is Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly owned subsidiary of the Adviser.

   Harbor Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Fund’s behalf. Harbor Fund is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the New York Stock Exchange. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

Distribution Plans

    The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund’s Retirement Class shares (the “Plan”). The Fund, pursuant to the Plan, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares.

   The Plan compensates HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement Class shares of the Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

   Amounts payable by the Fund under the Plan need not be directly related to the expenses actually incurred by HCA Securities on behalf of the Fund. The Plan does not obligate the Fund to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the Plan. Thus, even if HCA Securities’ actual expenses exceed the fee payable to HCA Securities at any given time, the Fund will not be obligated to pay more than that fee. If HCA Securities’ expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

   HCA Securities may from time to time waive or reduce any portion of its 12b-1 fee for Retirement Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, HCA Securities will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

   Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plan, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from HCA Securities pursuant to the Plan.

   Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Retirement Class shares. Expense incurred by HCA Securities under the Plan may not be carried forward for reimbursement by the Retirement Class shares of the Fund beyond 12 months from the date such expenses were incurred.

   Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. (“NASD”).

   As required by Rule 12b-1, the Plan and related forms of shareholder service agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”). In approving the Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each class of the Fund and its respective shareholders.

   The anticipated benefits that may result from the Plan with respect to the Fund and/or the classes of the Fund and/or the classes of the Fund and its shareholders include but are not limited to the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

   Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. The Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

   Any change in the Plan that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

THE SHAREHOLDER SERVICING AGENT

   Harbor Transfer, Inc. (the “Shareholder Servicing Agent”) acts as the shareholder servicing agent for the Fund and in that capacity maintains certain financial and accounting records of the Fund. Its mailing address is P.O. Box 10048, Toledo, Ohio 43699-0048. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. David G. Van Hooser and Constance L. Souders are Directors of the Shareholder Servicing Agent. Constance L. Souders is President, Charles F. McCain is Chief Compliance Officer, and Karen B. Wasil is Secretary of the Shareholder Servicing Agent. The Shareholder Servicing Agreement has been approved by the Trustees of the Fund and provides for compensation up to the following amounts per class of the Fund:

Share Class	Transfer Agent Fees

Institutional Class	0.0525% of the average daily net assets of all Institutional Class shares.
Retirement Class	0.0525% of the average daily net assets of all Retirement Class shares.

   The Shareholder Servicing Agent, the Distributor or the Adviser or its affiliates may pay fees to unaffiliated intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through omnibus accounts that are maintained by the intermediary. These include participants in employee benefit or retirement plans and shareholders who invest through financial intermediaries. These fees may consist of per fund or per sub-account charges which are assessed on a periodic basis (i.e., per year) and/or an asset based fee which is determined based upon the value of the assets maintained by the intermediary. These fees are paid by the Shareholder Servicing Agent out of the transfer agent fees received by the Shareholder Servicing Agent and/or by the Distributor or Adviser out of their own assets, and are not separately paid by the Fund. These fees may be in addition to any distribution and shareholder servicing (12b-1) fees received by the Distributor or transfer agent fees received by the Shareholder Servicing Agent. The unaffiliated intermediaries that may be compensated by the Shareholder Servicing Agent, the Distributor or Adviser or its affiliates include employee benefit plan and retirement plan administrators, broker-dealers, banks, trust companies and other financial institutions which maintain omnibus accounts with the Fund. The Adviser may also pay an asset-based fee to one or more affiliates of its parent company, Robeco, for activities related to the marketing of the Fund. This asset-based fee is determined based upon the value of the assets in the Fund which are attributable to the successful marketing activities of the Robeco affiliates. The fee is paid out of the Adviser’s own assets and is not paid separately by the Fund.

CODE OF ETHICS

   Harbor Fund, the Adviser, the Distributor and the Subadviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of Harbor Fund from using that information for their personal benefit or to the disadvantage of Harbor Fund. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor fund (except Harbor Short Duration Fund and Harbor Money Market Fund which are not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by Harbor Fund, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics are on public file with and are available from the Securities and Exchange Commission.

   Because the Subadviser is an entity not otherwise affiliated with Harbor Fund or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser’s personnel to the Subadviser in accordance with the Subadviser’s code of ethics. The Subadviser provides Harbor Fund’s Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

    The Fund’s full portfolio holdings, as well as industry, security, and regional breakdowns, are published quarterly, with a 15-day lag, on www.harborfund.com. In addition, the Fund’s top ten portfolio holdings as a percent of its total net assets will be published quarterly, with a 10-day lag, on www.harborfund.com. This information is available on Harbor Fund’s web site for the entire quarter.

   The Board of Trustees of Harbor Fund has adopted policies and procedures that prohibit the disclosure of non-public portfolio holdings information to third parties except in certain limited circumstances where Harbor Fund or a service provider has a legitimate business purpose for disclosing that information and the recipients are obligated by written agreement to maintain the confidentiality of that information and are prohibited from using that non-public information to trade for their own account. Only an officer of Harbor Fund may authorize such disclosure in those limited circumstances, and that authorization must be approved by the chief compliance officer of Harbor Fund. Policies and procedures adopted by Harbor Fund also prohibit the Fund and any service provider from entering into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Fund’s portfolio holdings.

   Non-public portfolio holdings information is disclosed only to the following service providers for the sole purpose of assisting the respective service provider in carrying out its designated responsibilities for the Fund:

•	The Adviser and Subadviser solely with respect to the Fund for which it serves as subadviser; and

•	The Fund’s custodian and accounting agent.

   Harbor Fund seeks to avoid potential conflicts between the interests of the Fund’s shareholders and those of the Fund’s service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Fund and its shareholders. Harbor Fund seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Fund’s policies and procedures, including those governing the disclosure of portfolio information.

PROXY VOTING

    The Board of Trustees of Harbor Fund has adopted proxy voting policies and procedures which delegate to the Adviser the authority to vote proxies of companies held in the Fund’s portfolio. When voting proxies on behalf of the Fund, the Adviser applies its own proxy voting policies and procedures and voting guidelines to determine how the votes should be cast. These policies, procedures and guidelines have been reviewed by the Board of Trustees of Harbor Fund.

   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, on the Fund’s web site at www.harborfund.com; and (2) on the Commission’s web site at http://www.sec.gov.

   As an investment adviser, the Adviser recognizes that it is a fiduciary which owes its clients, including the Harbor funds, a duty of utmost good faith and full and fair disclosure of all material facts. The Adviser also recognizes that it owes its clients a duty of loyalty which requires the Adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the Adviser from subrogating the clients’ interests to its own. In addition, when the Adviser votes proxies on behalf of the Fund, it must do so in a manner consistent with the best interests of the Fund and its shareholders.

   The Adviser has established a committee (the “Proxy Voting Committee”) which is responsible for creating and maintaining detailed proxy voting guidelines which set forth the Adviser’s position on various common proxy voting matters (the “Proxy Voting Guidelines”). The Proxy Voting Committee has developed the Proxy Voting Guidelines based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent (“ISS”). The Proxy Voting Committee is also responsible for voting proxies on behalf of the Fund generally in accordance with the pre-determined Proxy Voting Guidelines.

   The Adviser has engaged ISS as proxy voting agent to review, categorize and analyze each proxy received by the Fund and apply the Proxy Voting Guidelines to determine how the proxy should be voted. Upon receipt of ISS’s voting analysis, the Proxy Voting Committee will determine whether the proxy should be voted in accordance with the Proxy Voting Guidelines or whether the particular circumstances warrant deviation from the Proxy Voting Guidelines. If the Proxy Voting Committee decides to deviate from the Proxy Voting Guidelines, the Proxy Voting Committee is required to document the rationale for its vote. The Adviser is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in a manner which is inconsistent with the Proxy Voting Guidelines.

   The Adviser seeks to avoid material conflicts of interest by applying the Proxy Voting Guidelines in an objective and consistent manner across all Funds through ISS as proxy voting agent. Application of Proxy Voting Guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Proxy Voting Committee using recommendations from ISS, an independent third party. However, for proxy votes which are inconsistent with the Proxy Voting Guidelines, the Proxy Voting Committee will review all such proxy votes in order to determine whether the voting rationale appears reasonable. The Proxy Voting Committee also assesses whether any business or other relationships between the Adviser and its affiliates and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Voting Committee to the Board of Directors of the Adviser for immediate resolution.

   As noted above, the Proxy Voting Guidelines have been established by the Proxy Voting Committee to cover a wide range of common proxy voting matters. The following is a summary of some of the more significant of these guidelines:

   Anti-takeover and Corporate Governance Issues. The Adviser generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, the Adviser will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

   Social and Corporate Responsibility Issues. The Adviser generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

-	corporate environmental practices;

-	board diversity;

-	employment practices and employment opportunity;

-	military, nuclear power and related energy issues;

-	tobacco, alcohol, infant formula and safety in advertising practices;

-	economic conversion and diversification;

-	international labor practices and operating policies;

-	genetically-modified foods;

-	animal rights; and

-	political contributions/activities and charitable contributions.

   Global Portfolio Companies. The Adviser applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets.

   Votes Against Company Management. If the Adviser believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, the Adviser may elect to vote contrary to management.

   Shareblocking. Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote.

The Adviser’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   Securities on Loan. The Fund may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the lending agent in advance of the voting deadline. The Adviser’s policy is generally not to vote securities on loan unless the Proxy Voting Committee has knowledge of a material voting event that could affect the value of the loaned securities. When this occurs, the Proxy Voting Committee has the discretion to instruct the lending agent to recall the loaned securities in order to cast a vote at an upcoming shareholder meeting.

PORTFOLIO TRANSACTIONS

    The Subadviser is responsible for making specific decisions to buy and sell securities for the Fund. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.

   Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and the Subadviser attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

   Under the Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Subadviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or the Subadviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s or Subadviser’s overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   Although commissions paid on every transaction will, in the judgment of the Adviser or the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser’s or Subadviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   Research provided by brokers is used for the benefit of all of the clients of the Adviser or the Subadviser and not solely or necessarily for the benefit of the Fund. The Adviser’s and each Subadviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or the Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

   In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for that of another Fund or one or more of the other clients of the Adviser or the Subadviser. Investment decisions for the

Fund and for the Adviser’s or Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Harbor Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

   The investment advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser’s or Subadviser’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or the Subadviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or the Subadviser in carrying out its obligations to the Fund.

NET ASSET VALUE

    The net asset value per share of each class of the Fund is determined by the Fund’s Custodian after the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. If the Exchange closes early, determination of net asset value will be accelerated to that time. The New York Stock Exchange is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Portfolio securities of the Fund are valued as follows: (a) stocks which are traded on any U.S. stock exchange or the National Association of Securities Dealers NASDAQ System (“NASDAQ”) are valued at the last sale price on that exchange or at the NASDAQ Official Closing Price, if no sale occurs, at the mean between the closing bid and closing asked price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and the asked prices; (c) securities listed or traded on foreign exchanges (including foreign exchanges whose operations are similar to the U.S. over-the-counter market) are valued at the last sale price on that exchange on the valuation day or, if no sale occurs, at the official bid price (both the last sale price and the official bid price are determined as of the close of the London Stock Exchange); (d) debt securities are valued at prices supplied by a pricing agent selected by the Adviser or Subadviser, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser or Subadviser to be representative of market values at the close of business of the New York Stock Exchange; (e) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (f) forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers; and (g) all other securities and other assets, including securities for which market prices are not available or, when available, are not deemed to be reliable as may be the case from time to time with foreign securities, and including securities, such as debt securities, for which prices are supplied by a pricing agent but are not deemed by the Adviser or Subadviser to be representative of market values, or for which prices are not available, are valued at fair value as determined in accordance with fair valuation procedures adopted by the Trustees. The procedures provide that an independent pricing service may be used in determining the fair value of the security. Money market instruments held by the Fund with a remaining maturity of 60 days or less will be valued by the amortized cost method.

   Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the New York Stock Exchange (NYSE) and thus may no longer be considered reliable. The Fund will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the foreign market and the close of regular trading on the NYSE would materially affect the value of some or all of a particular Fund’s securities. In the case of the Fund which invest in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Fund’s net asset values are determined and that these price differences may have an affect on the net asset value.

   The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Fund. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the Fund except where allocations of direct expenses can otherwise be fairly made.

TAX INFORMATION

    The Fund is treated as a separate taxpayer for federal income tax purposes.

   The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

   If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S.

federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed, to a further tax at the shareholder level.

   The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

   Certain dividends and distributions declared by the Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

   For U.S. federal income tax purposes, distributions of certain net foreign currency gains and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. In general, assuming the Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable as ordinary income. Since the Fund’s income is derived from sources that do not pay qualified dividend income, dividends from the net investment income of the fund will not qualify for the maximum 15% U.S. federal income tax rate that is applicable to qualified dividend income.

   Distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

   Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The Fund’s dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

   The federal income tax rules applicable to certain investments or transactions within the Fund are unclear in certain respects, and the Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. The Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

   The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.

   Periodic adjustments for inflation to the principal amount of inflation-indexed bonds held by the Fund may give rise to original issue discount. The Fund is required to accrue income on original issue discount for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy such distribution requirements.

   Due to certain adverse tax consequences, the Fund does not intend, absent a change in applicable law, to acquire residual interests in REMICs.

   A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in the Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may therefore need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

   Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund). If an effective IRS Form W8-BEN is provided, a non U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from the Fund. Further, unless an effective IRS Form W8-BEN, or other authorized withholding certificate is on file, backup withholding at the rate of 28% is withheld on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters.

   Provided that the Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax. As regulated investment companies, the Fund will also be exempt from the Ohio corporation franchise tax and the Ohio tax on dealers in intangibles, although certain reporting requirements, which have been waived in the past, may in the future have to be satisfied as a prerequisite for this Ohio tax exemption.

   Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.

   At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

   Redemptions and exchanges may be taxable events for shareholders. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

   All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales in the event of other investments in such Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

   Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement, beneficiary and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

   The Fund may also be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. It is not expected that the Fund will be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders. Certain foreign exchange gains and losses realized by the Fund also may be treated as ordinary income and losses.

   The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. The discussion does not address special tax rules which may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of the Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of the Fund in their particular circumstances.

ORGANIZATION AND CAPITALIZATION

   General. Harbor Fund is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement. Shares of the Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

   Unless otherwise required by the Investment Company Act or the Agreement and Declaration of Trust (the “Declaration of Trust”), Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

   Shareholder and Trustee Liability. Harbor is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Harbor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by Harbor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that Harbor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Harbor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN

    State Street Bank and Trust Company has been retained to act as Custodian of the Fund’s assets and, in that capacity, maintains certain financial and accounting records of the Fund. The Custodian’s mailing address is 225 Franklin Street, Boston, MA 02110.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Harbor Fund’s independent registered public accounting firm, providing audit services, including review and consultation in connection with various filings by Harbor Fund with the SEC and tax authorities. No financial statements exist for Harbor Real Return Fund, which commenced operations December 1, 2005.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY’S INVESTORS SERVICE, INC.

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

   MIG-1—Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2—Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

STANDARD & POOR’S CORPORATION

   AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

   AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   CCC: Bonds rated CCC are extremely vulnerable to losses from credit defaults.

   The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

   Dual Rating Definitions: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

   Municipal notes issued since July 29, 1984 are rated “SP-1,” “SP-2,” and “SP-3.” The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

FITCH LONG-TERM RATINGS

   AAA: (Highest credit quality) “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA: (Very high credit quality) “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A: (High credit quality) “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB: (Good credit quality) “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB: (Speculative) “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B: (Highly speculative) “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   CCC, CC, C: (High default risk) Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

   DDD, DD, D: (Default) The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

Notes:

   “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

   “NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

   “Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

   A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

FITCH SHORT-TERM RATINGS

   F1: (Highest credit quality) Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

   F2: (Good credit quality) A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3: (Fair credit quality) The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

   B: (Speculative) Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   C: (High default risk) Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

   D: (Default) Denotes actual or imminent payment default.

Notes:

   “+” may be appended to an “F1” rating class to denote relative status within the category.

   “NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

   “Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY’S INVESTORS SERVICE, INC.

   P-1: Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation “Prime-1” or “P-1” indicates the highest quality repayment capacity of the rated issue.

STANDARD & POOR’S CORPORATION

   A-1: Standard & Poor’s Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

One SeaGate

Toledo, Ohio 43666
1-800-422-1050
www.harborfund.com

11/2005/100
recycled paper

HARBOR FUND

PART C. OTHER INFORMATION

Item 23. Exhibits

a.	[17](1)	Agreement and Declaration of Trust, dated June 8, 1993.
	[1](2)	Form of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share, dated November 1, 1993.
	[6](4)	Form of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated November 1, 2000.
	[11](6)	Form of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated December 14, 2001.
	[12](7)	Form of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated September 20, 2001.
	[12](8)	Form of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated March 1, 2002.
	[14](9)	Form of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated December 1, 2002.
	[18](10)	Form of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated September 1, 2005.
[17]b.		By-laws, dated June 8, 1993.
c.		Inapplicable.
d.	[10](1)	Form of Investment Advisory Agreement—Harbor Mid Cap Growth Fund.
	[10](2)	Form of Investment Advisory Agreement—Harbor Growth Fund.
	[10](4)	Form of Investment Advisory Agreement—Harbor International Growth Fund.
	[10](6)	Form of Investment Advisory Agreement—Harbor Capital Appreciation Fund.
	[10](8)	Form of Investment Advisory Agreement—Harbor International Fund.
	[10](9)	Form of Investment Advisory Agreement—Harbor Value Fund.
	[10](10)	Form of Investment Advisory Agreement—Harbor Bond Fund.
	[10](11)	Form of Investment Advisory Agreement—Harbor Short Duration Fund.
	[10](12)	Form of Investment Advisory Agreement—Harbor Money Market Fund.
	[10](13)	Form of Subadvisory Agreement—Harbor Mid Cap Growth Fund.
	[10](15)	Form of Subadvisory Agreement—Harbor Small Cap Growth Fund.
	[16](16)	Form of Subadvisory Agreement—Harbor International Growth Fund.
	[10](18)	Form of Subadvisory Agreement—Harbor Capital Appreciation Fund.
	[10](20)	Form of Subadvisory Agreement—Harbor International Fund.
	[10](23)	Form of Subadvisory Agreement—Harbor Bond Fund.
	[10](24)	Form of Subadvisory Agreement—Harbor Short Duration Fund.
	[10](25)	Form of Subadvisory Agreement—Harbor Money Market Fund.
	[11](26)	Form of Investment Advisory Agreement—Harbor Small Cap Value Fund.
	[11](27)	Form of Subadvisory Agreement—Harbor Small Cap Value Fund.
	[11](28)	Form of Subadvisory Agreement—Harbor Large Cap Value Fund.
	[16](29)	Form of Subadvisory Agreement—Harbor Mid Cap Value Fund.
	[12](30)	Form of Investment Advisory Agreement—Harbor Mid Cap Value Fund.
	[15](31)	Form of Investment Advisory Agreement—Harbor High-Yield Bond Fund.
	[12](32)	Form of Subadvisory Agreement—Harbor High-Yield Bond Fund.
	[18](33)	Form of Investment Advisory Agreement—Harbor Real Return Fund.
	[18](34)	Form of Subadvisory Agreement—Harbor Real Return Fund.
[13]e.		Form of Distribution Agreement.
f.		Inapplicable.
[3]g.		Custodian Agreement.
	[15](1)	Fee Schedule for Exhibit g.
[10]h.		Form of Transfer Agent and Service Agreement.
[1]i.		Opinion and Consent of Counsel as to legality of shares being registered incorporated by reference to Rule 24f-2 Notice filed on Form 24f-2 on December 27, 1996 (File No. 811-04676).
j.		Inapplicable.
k.		Inapplicable.
[3]l.		Investment Representation Letter relating to initial capital.
m.	[13](1)	Retirement Class shares distribution plan.
	[13](2)	Investor Class shares distribution plan.
[13]n.		Multiple Class Plan pursuant to Rule 18f-3.
[8]o.		Power of Attorney.
p.	[16](1)	Harbor Fund and HCA Securities, Inc. Code of Ethics.
	[16](2)	Harbor Capital Advisors, Inc. Code of Ethics.

[17](4)	Jennison Associates LLC Code of Ethics.
[18](6)	Northern Cross Investments, Ltd. Code of Ethics.
[17](9)	Pacific Investment Management Co. Code of Ethics.
[16](10)	Fischer, Francis Trees & Watts Code of Ethics.
[16](11)	Wall Street Associates Code of Ethics
[18](12)	Westfield Capital Management Company, Inc. Code of Ethics
[16](14)	EARNEST Partners LLC Code of Ethics
[16](15)	Armstrong Shaw Associates Code of Ethics
[16](16)	LSV Asset Management Code of Ethics
[16](17)	Shenkman Capital Management, Inc. Code of Ethics
[16](18)	Marsico Capital Management, LLC Code of Ethics

[1]	Filed with Post-Effective Amendment No. 22 on February 27, 1997.
[2]	Filed with Post-Effective Amendment No. 23 on December 30, 1997.
[3]	Filed with Post-Effective Amendment No. 24 on February 26, 1998.
[4]	Filed with Post-Effective Amendment No. 25 on December 30, 1998.
[5]	Filed with Post-Effective Amendment No. 27 on February 25, 2000.
[6]	Filed with Post-Effective Amendment No. 28 on August 14, 2000.
[7]	Filed with Post-Effective Amendment No. 29 on October 26, 2000.
[8]	Filed with Post-Effective Amendment No. 30 on November 16, 2000.
[9]	Filed with Post-Effective Amendment No. 31 on January 24, 2001.
[10]	Filed with Post-Effective Amendment No. 32 on April 20, 2001.
[11]	Filed with Post-Effective Amendment No. 33 on September 19, 2001.
[12]	Filed with Post-Effective Amendment No. 34 on December 3, 2001.
[13]	Filed with Post-Effective Amendment No. 36 on June 20, 2002.
[14]	Filed with Post-Effective Amendment No. 38 on September 11, 2002.
[15]	Filed with Post-Effective Amendment No. 39 on February 21, 2003.
[16]	Filed with Post-Effective Amendment No. 42 on December 14, 2004.
[17]	Filed with Post-Effective Amendment No. 43 on February 18, 2005.
[18]	Filed with Post-Effective Amendment No. 44 on September 1, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant

None

Item 25. Indemnification

The Registrant maintains directors and officers insurance which, subject to the terms, conditions and deductibles of the policy, covers Trustees and officers of the Registrant while acting in their capacities as such. The issuer of the policy is the Chubb Custom Insurance Company, Chubb Group of Insurance Companies.

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business or Other Connections of Investment Adviser

The business of Harbor Capital Advisors, Inc. is summarized under “The Adviser and Subadvisers” in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-60367), and is hereby incorporated herein by reference thereto.

Northern Cross Investments Limited is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Northern Cross Investments Limited is currently listed in the investment adviser registration on Form ADV for Northern Cross Investments Limited (File No. 801-42997) and is hereby incorporated by reference thereto.

Shenkman Capital Management, Inc. is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Shenkman Capital Management, Inc. is currently listed in the investment adviser registration on Form ADV for Shenkman Capital Management, Inc. (File No. 801-25180) and is hereby incorporated by reference thereto.

Armstrong Shaw Associates, Inc. is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Armstrong Shaw Associates is currently listed in the investment adviser registration on Form ADV for Armstrong Shaw Associates (File No. 801-20597) and is hereby incorporated by reference thereto.

Pacific Investment Management Company is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Pacific Investment Management Company is currently listed in the investment adviser registration on Form ADV for Pacific Investment Management Company (File No. 801-7260) and is hereby incorporated by reference thereto.

Fischer Francis Trees & Watts, Inc. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Fischer Francis Trees & Watts, Inc. is currently listed in the investment adviser registration on Form ADV for Fischer Francis Trees & Watts, Inc. (File No. 801-10577) and is hereby incorporated by reference thereto.

Jennison Associates LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Jennison Associates LLC is currently listed in the investment adviser registration on Form ADV for Jennison Associates LLC (File No. 801-5608) and is hereby incorporated by reference thereto.

Earnest Partners LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Earnest Partners LLC is currently listed in the investment adviser registration on Form ADV for Earnest Partners LLC (File No. 801-56189) and is hereby incorporated by reference thereto.

Wellington Management Company, LLP is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Wellington Management Company, LLP is currently listed in the investment adviser registration on Form ADV for Wellington Management Company, LLP (File No. 801-15908) and is hereby incorporated herein by reference thereto.

Westfield Capital Management Company, Inc. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Westfield Capital Management is currently listed in the investment adviser registration on Form ADV for Westfield Capital Management (File No. 801-34350) and is hereby incorporated herein by reference thereto.

LSV Asset Management is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of LSV Asset Management is currently listed in the investment adviser registration Form ADV for LSV Asset Management (File No. 801-47689) and is hereby incorporated herein by reference thereto.

Marsico Capital Management, LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Marsico Capital Management, LLC is currently listed in the investment adviser registration Form ADV for Marsico Capital Management, LLC (File No. 801-54914) and is hereby incorporated herein by reference thereto.

Item 27. Principal Underwriter

(a) None

(b)

		Positions and Offices with	Positions and Offices with
Name	Business Address	Underwriter	Registrant

David G. Van Hooser	One SeaGate Toledo, Ohio 43666	Director and President	Chairman, President and Trustee
Constance L. Souders	One SeaGate Toledo, Ohio 43666	Director, Executive Vice President, Chief Compliance Officer and Treasurer	Vice President and Treasurer
Karen B. Wasil	One SeaGate Toledo, Ohio 43666	Secretary	Secretary

(c) Inapplicable

Item 28. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, Harbor Capital Advisors, Inc., HCA Securities, Inc., and Harbor Transfer, Inc. each of which is located at One SeaGate, Toledo, Ohio 43666. Records are also maintained by each Fund’s respective subadviser located at: Wall Street Associates, 1200 Prospect Street, Suite 100, LaJolla, California 92037; Wellington Management Company, LLP, 75 State Street, Boston, MA 02109; Westfield Capital Management Company, Inc., One Financial Center, 23rd Floor, Boston, Massachusetts 02111; Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, Colorado, 80202; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Northern Cross Investments Limited, Clarendon House, 2 Church Street, Hamilton, Bermuda HMDX; LSV Asset Management, 1 North Wacker Drive, Chicago, Illinois 60606; EARNEST Partners LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309; Armstrong Shaw Associates, Inc., 45 Grove Street, New Canaan, CT 06840; Shenkman Capital Management, Inc., 461 Fifth Avenue, 22nd Floor, New York, New York 10017-6283; Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660; Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166. Records relating to the duties of the Registrant’s custodian are maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 29. Management Services

Inapplicable.

Item 30. Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, the State of Ohio, on the 23rd day of November 2005.

HARBOR FUND

By:	/s/ DAVID G. VAN HOOSER

David G. Van Hooser
Chairman, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ DAVID G. VAN HOOSER David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	November 23, 2005

/s/ CONSTANCE L. SOUDERS Constance L. Souders	Vice President and Treasurer (Principal Financial and Accounting Officer)	November 23, 2005

/s/ HOWARD P. COLHOUN* Howard P. Colhoun	Trustee	November 23, 2005

/s/ JOHN P. GOULD* John P. Gould	Trustee	November 23, 2005

/s/ RODGER F. SMITH* Rodger F. Smith	Trustee	November 23, 2005

*	Executed by David G. Van Hooser pursuant to a power of attorney filed with Post-Effective Amendment No. 30.